Exhibit 99.1

PLIANT CORPORATION

2007 – 2010 FINANCIAL PROJECTIONS

AND RELATED ASSUMPTIONS

THE 2007 – 2010 FINANCIAL PROJECTIONS OF PLIANT CORPORATION SHOULD BE VIEWED IN CONJUNCTION WITH A REVIEW OF THE UNDERLYING ASSUMPTIONS INCLUDED HEREWITH. THE PROJECTIONS WERE PREPARED BY MANAGEMENT IN GOOD FAITH BASED UPON ASSUMPTIONS BELIEVED TO BE REASONABLE AT THE TIME OF PREPARATION AND INVOLVE A NUMBER OF RISKS AND SIGNIFICANT BUSINESS, COMPETITIVE AND ECONOMIC UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE CONTROL OF PLIANT CORPORATION. ACCORDINGLY, ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE PRESENTED AND THE ASSUMPTIONS MAY PROVE TO BE INACCURATE.

SUCH PROJECTIONS AND ASSUMPTIONS CONSTITUTE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE PROJECTIONS OR THAT COULD CAUSE THE ASSUMPTIONS TO PROVE INACCURATE INCLUDE, BUT ARE NOT LIMITED TO, PLIANT’S ABILITY TO OPERATE ITS BUSINESS CONSISTENT WITH SUCH PROJECTIONS INCLUDING ITS ABILITY TO SUSTAIN ITS CAPITAL EXPENDITURE INVESTMENTS AT PROJECTED LEVELS AND EFFICIENTLY MANAGE WORKING CAPITAL, PLIANT’S ABILITY TO COMPLY WITH ITS FINANCIAL AGREEMENT COVENANTS GOVERNING ITS INDEBTEDNESS, PLIANT’S ABILITY TO SUCCESSFULLY IMPLEMENT OPERATIONAL IMPROVEMENTS INCLUDING WASTE REDUCTION AND MATERIAL SOURCING INITIATIVES, PLIANT’S ABILITY TO MAINTAIN FAVORABLE TERMS WITH TRADE CREDITORS AND PLIANT’S ABILITY TO ACQUIRE RESIN AT PRICES CONSISTENT WITH THE ASSUMPTIONS SET FORTH HEREIN. ADDITIONAL FACTORS THAT MAY AFFECT THE PROJECTIONS AND ASSUMPTIONS ARE SET FORTH IN THE “RISK FACTORS” SECTION OF PLIANT’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006.

PLIANT CORPORATION

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2005	2006	2007	2008	2009	2010
Dollars in Thousands	Actual	Actual	Projection	Projection	Projection	Projection

Cash	$12,802	$4,200	$6,000	$6,000	$6,000	$23,865
Receivables	137,683	140,477	130,782	133,847	127,747	124,987
Inventories	106,826	100,103	94,311	100,000	93,873	90,318
Prepaid expenses and other	8,296	8,276	8,276	8,276	8,276	8,276
Deferred income taxes	11,424	13,754	13,754	13,754	13,754	13,754
Current assets	277,031	266,810	253,123	261,877	249,651	261,200
Plant and Equipment, net	294,994	304,443	321,357	328,024	336,464	336,071
Goodwill and Intangibles	196,964	84,646	82,293	80,353	79,393	78,433
Other assets	51,916	21,858	17,058	12,258	7,458	2,658
Total assets	$820,905	$677,757	$673,831	$682,511	$672,965	$678,362

Current Liabilities
Trade accounts payable	$52,000	$81,230	$90,161	$94,881	$86,871	$82,787
Interest payable	34,359	10,055	7,084	9,762	9,762	9,762
Other current liabilities	50,846	51,867	49,067	49,067	49,067	49,067
Current portion of LT debt	1,394	975	975	975	975	975
Current liabilities	138,599	144,127	147,287	154,685	146,675	142,590
Revolver	130,924	113,579	96,793	77,974	44,730	—
Other Long Term Debt, net of current portion	849,376	623,077	629,342	673,631	723,337	784,597
Other long term liabilities	34,677	29,446	22,283	17,383	13,783	10,583
Deferred income taxes	31,575	31,287	31,287	31,287	31,287	31,287
Shares subject to Manditory redemption	270,689	—	—	—	—	—
Total Liabilities	1,455,840	941,516	926,993	954,960	959,812	969,057
Redeemable preferred stock	102	—	—	—	—	—
Redeemable common stock	6,645	—	—	—	—	—
Equity
Preferred Stock - series AA and M	—	198,899	247,445	302,919	365,964	437,613
Common stock	103,376	1	1	1	1	1
Warrants	39,133	—	—	—	—	—
Paid in Capital	—	154,487	154,487	154,487	154,487	154,487
Accumulated deficit	(763,940)	(598,934)	(636,882)	(711,643)	(789,085)	(864,583)
Other stockholder accounts	(20,251)	(18,212)	(18,212)	(18,212)	(18,212)	(18,212)
Total Stockholders’ deficit	(641,682)	(263,759)	(253,162)	(272,449)	(286,846)	(290,694)
Total Liabilities and stockholders’ deficit	$820,905	$677,756	$673,831	$682,511	$672,965	$678,362

DSOs
Receivables	45.3	43.2	40.6	41.0	41.0	41.0
Inventories	41.5	41.5	36.5	36.5	36.5	36.5
Payables	23.1	23.1	40.0	40.0	40.0	40.0

PLIANT CORPORATION

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the year ended December 31,
	2006	2007	2008	2009	2010
Dollars in Thousands	Actual	Projection	Projection	Projection	Projection

CASH FLOW FROM OPERATIONS
Net Income	185,077	10,598	(19,287)	(14,397)	(3,848)
Depreciation and amortization	40,630	45,632	50,274	52,519	56,353
Impairment of fixed assets	280	—	—	—	—
(Gain)/loss on sale of assets	(1,870)	—	—	—	—
Deferred income taxes	404	—	—	—	—
Amortization/write-off of deferred financing costs	4,402	4,800	4,800	4,800	4,800
Accretion on debt discount	18,230	—	—	—	—
Deferred dividends and accretion on preferred shares	271	—	—	—	—
Write-off of original issue discount, net	30,458	—	—	—	—
Payment in kind interest on debt	32,635	37,866	44,289	49,706	61,260
Writedown of goodwill	109,984	—	—	—	—
Non-cash plant closing costs	—	—	—	—	—
Gain on extinquishment of debt	(393,665)	(31,601)	—	—	—
Changes in assets and liabilities
Accounts Receivable	(4,860)	9,695	(3,065)	6,100	2,760
Inventories	6,997	5,792	(5,689)	6,127	3,556
Prepaid expenses and other	(523)	—	—	—	—
Accounts payable	29,874	8,931	4,720	(8,010)	(4,085)
Accrued liabilities	(2,750)	(5,771)	2,678	—	—
Other assets	7,444	—	—	—	—
Other liabilities	(3,923)	(7,163)	(4,900)	(3,600)	(3,200)
Cash provided from (used in) operations	59,568	78,779	73,819	93,244	117,595
CASH FLOW FROM INVESTING
Proceeds/(loss) on disposition of assets	2,677	—	—	—	—
Capital expenditures - GAAP	(40,521)	(60,193)	(55,000)	(60,000)	(55,000)
Cash provided from (used in) investing	(37,844)	(60,193)	(55,000)	(60,000)	(55,000)
CASH FLOW FROM FINANCING
Borrowings(Repayments) of revolver	113,579	(16,786)	(18,819)	(33,244)	(44,730)
Borrowings(Repayments) of other debt	(55,101)	—	—	—	—
Extinquishment of subordinate debt (13%)	(130,924)	—	—	—	—
Issuance of $35MM SubNote	55,101	—	—	—	—
Extinquishment of series A preferred stock	(76)	—	—	—	—
Payment of capital lease obligations	(1,638)	—	—	—	—
Payment of capitalized loan/consent fees	(8,799)	—	—	—	—
Cash provided from (used in) financing	(27,858)	(16,786)	(18,819)	(33,244)	(44,730)

Cash used in discontinued operations	—	—	—	—	—

EFFECT OF EXCHANGE RATE ON CASH	(2,468)	(0)	—	—	—
NET INCREASE (DECREASE) IN CASH	(8,602)	1,800	—	—	17,865

CASH AT BEGINNING OF PERIOD	12,802	4,200	6,000	6,000	6,000
CASH AT END OF PERIOD	4,200	6,000	6,000	6,000	23,865

Pliant Corporation

Five Year Summary

	2006 Actual		2007 Projection		2008 Projection		2009 Projection		2010 Projection
Dollars in Thousands	(000)	$ /lb	(000)	$ /lb	(000)	$ /lb	(000)	$ /lb	(000)	$ /lb
Gross Sales - Trade	$1,189,122	$1.368	$1,172,999	$1.295	$1,188,933	$1.297	$1,131,781	$1.220	$1,105,346	$1.178
Inter-Co Sales	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Sales Deductions	$(30,127)	$(0.035)	$(28,855)	$(0.032)	$(27,951)	$(0.030)	$(25,099)	$(0.027)	$(23,233)	$(0.025)
Net Sales	$1,158,995	$1.333	$1,144,144	$1.264	$1,160,983	$1.267	$1,106,682	$1.193	$1,082,113	$1.153

Cost of Sales (Ex-Depr)	$981,300	$1.129	$948,366	$1.047	$954,420	$1.041	$889,494	$0.959	$853,937	$0.910

Plant EBITDA	$177,695	$0.204	$195,777	$0.216	$206,562	$0.225	$217,188	$0.234	$228,176	$0.243
EBITDA %	15.3%		17.1%		17.8%		19.6%		21.1%

SG&A, excluding depreciation and amortization, Goodwill & FA Impairment	$75,867	$0.087	$81,857	$0.090	$82,210	$0.090	$83,188	$0.090	$84,175	$0.090
Other, net	$(2,143)	$(0.052)	$(48)	$(0.001)	$—	$—	$—	$—	$—	$—
Segment Profit	$103,971	$0.120	$113,968	$0.126	$124,352	$0.136	$134,000	$0.144	$144,000	$0.153
EBITDA %	9.0%		10.0%		10.7%		12.1%		13.3%

Pounds Sold - Trade	869,244		905,477		916,618		927,499		938,502
Pounds Sold - Inter-Co	41,047		42,206		43,261		44,336		45,439
Pounds Produced	905,098		947,683		959,879		971,835		983,941

Gross Waste %	9.6%		8.7%		8.5%		8.5%		7.3%
Net Waste %	4.4%		4.0%		3.8%		3.8%		3.7%

Trade pound sold growth	0.3%		4.2%		1.2%		1.2%		1.2%

PLIANT CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

	2006 Actual			2007 Projection			2008 Projection			2009 Projection			2010 Projection
		% Net	Per		% Net	Per		% Net	Per		% Net	Per		% Net	Per
Dollars in Thousands	Amount	Sales	Pound	Amount	Sales	Pound	Amount	Sales	Pound	Amount	Sales	Pound	Amount	Sales	Pound
Trade pounds sold	869,244			905,477			916,618			927,499			938,502

Net Sales	$1,158,995	100.0%	1.333	$1,144,144	100.0%	1.264	$1,160,983	100.0%	1.267	$1,106,682	100.0%	1.193	$1,082,113	100.0%	1.153
Cost of Goods Sold	1,017,771	87.8%	1.171	987,973	86.4%	1.091	999,999	86.1%	1.091	938,733	84.8%	1.012	903,177	83.5%	0.962
Gross profit	141,224	12.2%	0.162	156,170	13.6%	0.172	160,984	13.9%	0.176	167,949	15.2%	0.181	178,936	16.5%	0.191
Operating Expenses
Selling, General & Administrative	71,318	6.2%	0.082	78,422	6.9%	0.087	73,887	6.4%	0.081	74,469	6.7%	0.080	75,305	7.0%	0.080
Research & Development	8,707	0.8%	0.010	9,460	0.8%	0.010	11,848	1.0%	0.013	11,998	1.1%	0.013	12,151	1.1%	0.013
Impairment of goodwill	109,984	9.5%	0.127	—	0.0%	—	—	0.0%	—	—	0.0%	—	—	0.0%	—
Impairment of fixed assets	280	0.0%	0.000	—	0.0%	—	—	0.0%	—	—	0.0%	—	—	0.0%	—
Restructuring and other costs	(641)	-0.1%	(0.001)	4,800	0.4%	0.005	5,000	0.4%	0.005	5,000	0.5%	0.005	—	0.0%	—
Reorganization costs	82,369	7.1%	0.095	—	0.0%	—	—	0.0%	—	—	0.0%	—	—	0.0%	—
Total operating expenses	272,018	23.5%	0.313	92,682	8.1%	0.102	90,734	7.8%	0.099	91,468	8.3%	0.099	87,456	8.1%	0.093
Operating Income (Loss)	(130,794)	-11.3%	(0.150)	63,488	5.5%	0.070	70,250	6.1%	0.077	76,481	6.9%	0.082	91,481	8.5%	0.097
Interest expense	79,928	6.9%	0.092	82,095	7.2%	0.091	85,541	7.4%	0.093	86,573	7.8%	0.093	91,006	8.4%	0.097
Gain on extinguishment of debt	(393,665)	-34.0%	(0.453)	(31,601)	-2.8%	(0.035)	—	0.0%	—	—	0.0%	—	—	0.0%	—
Other(income)/expense	(2,143)	-0.2%	(0.002)	(48)	0.0%	(0.000)	—	0.0%	—	—	0.0%	—	—	0.0%	—
Income (Loss) from continuing operations before taxes	185,085	16.0%	0.213	13,042	1.1%	0.014	(15,291)	-1.3%	(0.017)	(10,092)	-0.9%	(0.011)	475	0.0%	0.001
Income tax expense	9	0.0%	0.000	2,445	0.2%	0.003	3,996	0.3%	0.004	4,305	0.4%	0.005	4,323	0.4%	0.005
Income (Loss) from continuing operations	185,076	16.0%	0.213	10,598	0.9%	0.012	(19,287)	-1.7%	(0.021)	(14,397)	-1.3%	(0.016)	(3,848)	-0.4%	(0.004)
Loss from Discontinued operations	—	0.0%	—	—	0.0%	—	—	0.0%	—	—	0.0%	—	—	0.0%	—
Net Income (Loss)	$185,076	16.0%	0.213	$10,598	0.9%	0.012	$(19,287)	-1.7%	(0.021)	$(14,397)	-1.3%	(0.016)	$(3,848)	-0.4%	(0.004)

Income (Loss) from continuing operations before taxes	$185,085	16.0%	0.213	$13,042	1.1%	0.014	$(15,291)	-1.3%	(0.017)	$(10,092)	-0.9%	(0.011)	$475	0.0%	0.001
Interest	79,928	6.9%	0.092	82,095	7.2%	0.091	85,541	7.4%	0.093	86,573	7.8%	0.093	91,006	8.4%	0.097
Depreciation, amortization and FA impairments	40,910	3.5%	0.047	45,632	4.0%	0.050	49,102	4.2%	0.054	52,519	4.7%	0.057	52,519	4.9%	0.056
Goodwill impairment	109,984	9.5%	0.127	—	0.0%	—	—	0.0%	—	—	0.0%	—	—	0.0%	—
Restructuring and other costs	(641)	-0.1%	(0.001)	4,800	0.4%	0.005	5,000	0.4%	0.005	5,000	0.5%	0.005	—	0.0%	—
Reorganization costs	82,369	7.1%	0.095	—	0.0%	—	—	0.0%	—	—	0.0%	—	—	0.0%	—
Gain on extinguishment of debt	(393,665)	-34.0%	(0.453)	(31,601)	-2.8%	(0.035)	—	0.0%	—	—	0.0%	—	—	0.0%	—
Segment profit	$103,971	9.0%	0.120	$113,968	10.0%	0.126	$124,352	10.7%	0.136	$134,000	12.1%	0.144	$144,000	13.3%	0.153

2007-2010 Financial Projections Assumptions May 2007

We have developed projections through 2010, based on a few key assumptions Annual volume growth at 1.9% (2006- 2010) is conservative vs. external data and net of 1% to 1.5% impact of product down-gauging Growth tilted toward our accretive businesses Adopted the CMAI resin outlook, which predicts a steady decline in resin prices from 2008 through 2010 Continued building on our success in waste reduction, secondary market sourcing, Low-Cost-Country sourcing, and material substitution Productivity to offset cost inflation beyond ’06 (labor, freight, utilities, etc.) Our projections forecast $114MM segment profit in 2007 and $144MM by 2010 Improvement driven by a balance of volume growth, margin expansion, and productivity savings — so not overly dependent on any single factor Fixed-cost takeouts via plant network restructuring Will require sustained CapEx investment at industry average rates (~$55-$60MM/yr) to provide capacity for growth and enable continued cost reduction The free cash flow generated is projected to be sufficient to fund our CapEx investment program, service our debt, and pay down our revolver by 2010 Significantly reduced debt load and cash interest going forward (vs. pre-bankruptcy) Assumes continued efficient management of our working capital Projected decline in resin prices will continue to reduce working capital requirements Summary of 2007-2010 Financial Projections

P&L Driver Volume Overview of P&L assumptions driving 4-year projections Pliant 4-Year P&L Projection Assumptions Assumptions 2007 2010 Average increase of 1.9% in pounds sold (’06 -’10) with higher growth in more accretive Printed Products and less in Industrial segment. Net of 1% to 1.5% annual down-gauging impact. Capacity/ CapEx Sufficient capacity-dedicated CapEx to fund growth Resin Prices CMAI outlook of $0.12/lb avg. decline ’07-’10 Avg. Selling Prices (ASP) Decline cent-for-cent with resin prices — but lag slightly, so capture 30-day price-lag on 50% of volume Net Waste 2007: $2.7MM incr. savings 2008: $2.0MM incr. savings 2009: $2.0MM incr. savings 2010: $2.3 MM incr. savings Materials Engineering 2007: $5.9MM incr. savings 2008: $4.0MM incr. savings 2009: $3.0MM incr. savings Direct Labor Flat to ’06 division-level averages — assumes mfg. efficiencies offset 3% p.a. wage inflation

P&L Driver Overview of P&L assumptions driving 4-year projections Pliant 4-Year P&L Projections Assumptions Assumptions 2007 2010 Freight Flat to ’06 division-level averages — assumes efficiency improvements offset rate increases Operational Fixed Costs (excl. Depreciation) Flat to ’06 level Assumes restructurings consolidate capacity and take out fixed factory overhead Packaging Flat to ’06 division-level averages — assumes cost reductions offset inflation Utilities Flat to ’06 division-level averages — assumes efficiency improvements offset rate increases SG&A (excl. Depreciation) Flat to ’06 at $0.080/lb — assumes mix changes offset by Corporate SG&A growth at only half the rate of volume growth R&D Flat to ’06 avg. of $0.010/lb

Following the late-2005 peak, North American resin prices are forecast to decline steadily through 2011 CMAI Resin Prices: 1995-2011 FC (N. America) Price ($/lb) Source: Chemical Market Associates, Inc. (CMAI) forecast, April 2007 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 HDPE LLDPE LDPE PP PVC Pliant Mix

Driver CapEx Investment Pliant expects to invest at industry rates and continue to improve asset utilization at appropriate rates Pliant 4-Year Balance Sheet and Cash Flow Assumptions Assumption/Description Projections: $60.2MM (2007), $55MM (2008), $60MM (2009), and $55MM (2010) Footprint Restructuring Capacity rationalizations from 2007 – 2009 with $30MM cash impact each split evenly between Capex and expenses and delivering approx. 2-year paybacks Trade Credit/ Payables Re-gain “normal” trade terms 40 DPO by ’07 year-end Receivables Management Improve receivables from 43.2 DSO (’06) to 41.0 DSO Inventory Turnover Improve inventory management (RMI/WIP/FGI) — from 41.5 days (8.9 turns) in ‘06 to 36.5 days (10 turns) Cash Maintain $6 MM daily operating cash (includes $4MM in foreign subs)